Exhibit 24


                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints David S. Bonsal, John L. Settles and Christopher D. Greek, and each of them with full power to act without the others, with full power of substitution, as the true and lawful attorneys-in-fact and agents for the undersigned and in the undersigned's name, place and stead, to sign in the name and on behalf of the undersigned the Registration Statement on Form SB-2 and any and all amendments thereto, including post-effective amendments, and including the Prospectus or amended Prospectus therein, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  March 24, 2000

                                    /s/ David S. Bonsal
                                    ---------------------------------------
                                    David S. Bonsal
                                    Chairman of the Board,
                                    Chief Executive Officer and
                                    Director

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints David S. Bonsal, John L. Settles and Christopher D. Greek, and each of them with full power to act without the others, with full power of substitution, as the true and lawful attorneys-in-fact and agents for the undersigned and in the undersigned's name, place and stead, to sign in the name and on behalf of the undersigned the Registration Statement on Form SB-2 and any and all amendments thereto, including post-effective amendments, and including the Prospectus or amended Prospectus therein, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  March 24, 2000

                                    /s/ John L. Settles
                                    -----------------------------------------
                                    John L. Settles
                                    President

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints David S. Bonsal, John L. Settles and Christopher D. Greek, and each of them with full power to act without the others, with full power of substitution, as the true and lawful attorneys-in-fact and agents for the undersigned and in the undersigned's name, place and stead, to sign in the name and on behalf of the undersigned the Registration Statement on Form SB-2 and any and all amendments thereto, including post-effective amendments, and including the Prospectus or amended Prospectus therein, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  March 24, 2000

                                    /s/ Pamela A. Glenn
                                    ----------------------------------------
                                    Pamela A. Glenn
                                    Vice President and Secretary

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints David S. Bonsal, John L. Settles and Christopher D. Greek, and each of them with full power to act without the others, with full power of substitution, as the true and lawful attorneys-in-fact and agents for the undersigned and in the undersigned's name, place and stead, to sign in the name and on behalf of the undersigned the Registration Statement on Form SB-2 and any and all amendments thereto, including post-effective amendments, and including the Prospectus or amended Prospectus therein, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  March 24, 2000

                                    /s/ Arthur M. Moglowsky
                                    -----------------------------------------
                                    Arthur M. Moglowsky
                                    Director

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints David S. Bonsal, John L. Settles and Christopher D. Greek, and each of them with full power to act without the others, with full power of substitution, as the true and lawful attorneys-in-fact and agents for the undersigned and in the undersigned's name, place and stead, to sign in the name and on behalf of the undersigned the Registration Statement on Form SB-2 and any and all amendments thereto, including post-effective amendments, and including the Prospectus or amended Prospectus therein, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  March 24, 2000

                                    /s/ Jeffrey M. Sperry
                                    -----------------------------------------
                                    Jeffrey M. Sperry
                                    Director